UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2018

1st Source Corporation
(Exact name of registrant as specified in its charter)

Indiana	0-6233	35-1068133
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 North Michigan Street, South Bend, Indiana 46601
(Address of principal executive offices) (Zip Code)

574-235-2000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
1st Source Corporation (the “Company”) entered into an amendment (effective April 3, 2018) to Section 6(b) of the previously filed employment agreements with:

•	Christopher J. Murphy III, Chairman of the Board and Chief Executive Officer of the Company and of the Company’s subsidiary, 1st Source Bank (the “Bank”);

•	James R. Seitz, President of the Company and of the Bank;

•	Andrea G. Short, Treasurer and Chief Financial Officer of the Company and Executive Vice President, Treasurer and Chief Financial Officer of the Bank;

•	John B. Griffith, Secretary and General Counsel of the Company and Executive Vice President, Secretary and General Counsel of the Bank; and

•	Jeffrey L. Buhr, Executive Vice President and Chief Credit Officer of the Bank.
The amendments clarify the language in the agreements to exclude all compensation other than the executive’s annual base pay and any bonuses awarded under the Company’s bonus plans and specifically excludes any accelerated vesting or conversion of stock awards or exercise of stock options regardless of their inclusion in the executive’s reportable gross income. The amendments are in response to a concern raised by a proxy advisory service that executives could manipulate the amount of their average annual compensation and potential severance pay under Section 280G(d)(1) of the Internal Revenue Code of 1986, as amended, by timing the exercise of stock options and/or accelerating income recognition with respect to stock awards. Due to the design of the Company’s programs this is highly unlikely but the Executive Compensation and Human Resources Committee understands the concern and has taken steps to clarify the language in the executives’ contracts with these contract amendments.
ITEM 9.01    Financial Statements and Exhibits.

Exhibit 10(a)(1):	Amendment to Employment Agreement dated January 1, 2008, amended February 6, 2014 between 1st Source Corporation and Christopher J. Murphy III

Exhibit 10(a)(2):	Amendment to Employment Agreement dated January 1, 2013, amended February 6, 2014 between 1st Source Corporation and Andrea G. Short

Exhibit 10(a)(3):	Amendment to Employment Agreement dated January 1, 2008, amended February 6, 2014 between 1st Source Corporation and John B. Griffith

Exhibit 10(a)(4):	Amendment to Employment Agreement dated May 23, 2017 between 1st Source Corporation and James R. Seitz

Exhibit 10(a)(5):	Amendment to Employment Agreement dated May 23, 2017 between 1st Source Bank and Jeffrey L. Buhr
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1st SOURCE CORPORATION
(Registrant)

Date: April 3, 2018	/s/ Andrea G. Short
Andrea G. Short
Treasurer and Chief Financial Officer
Principal Accounting Officer